UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): April 29, 2005

                              BELLSOUTH CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                     GEORGIA
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                 (State or Other Jurisdiction of Incorporation)

                          1-8607                         58-1533433
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                 (Commission File Number)     (IRS Employer Identification No.)


Room 15G03, 1155 Peachtree Street, N. E., Atlanta, Georgia          30309-3610
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         (Address of Principal Executive Offices)                   (Zip Code)

                                 (404) 249-2000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

         On April 29, 2005, BellSouth Corporation entered into a Credit Agreement (the "Agreement") with JPMorgan Chase Bank, N.A., as Administrative Agent, and the lenders party thereto. The Agreement provides for commitments in the aggregate principal amount of $3 billion and it matures on April 29, 2008. The Agreement acts as a backup facility for the Company's $10.5 billion commercial paper program.

         Except as described in this paragraph, the Agreement contains no financial covenants or requirements for compensating balances. Further, the Agreement does not contain any provisions that are tied to the ratings assigned to us or our affiliates. The Agreement provides that the debt of the Company and its consolidated subsidiaries is not permitted to exceed 300% of consolidated earnings before interest, taxes, depreciation and amortization and extraordinary gains and losses on a rolling four-quarter basis.

         The Agreement prohibits the Company and its significant subsidiaries from permitting liens to be placed on their properties or assets except in specified circumstances. If BellSouth or any of its subsidiaries defaults on any outstanding debt in excess of $200 million, and such default results in the acceleration of such debt, then this will cause an event of default to occur under the Agreement.

         A copy of the Agreement is attached as Exhibit 10ccc to this Current Report on Form 8-K.


Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

         The information provide in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.


Item 9.01  Financial Statements and Exhibits

(c) Exhibits

10ccc Credit Agreement dated as of April 29, 2005 among BellSouth Corporation, the Lenders Party Thereto and JPMorgan Securities, Inc., As Administrative Agent

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




BELLSOUTH CORPORATION


By:   /s/ Pat Shannon
      Pat Shannon
      Senior Vice President - Finance and Controller
      May 2, 2005